SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   August 13, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                    0-20199                   43-1420563
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(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
        of corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:         (314) 770-1666
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          (Former name or former address, if changed since last report)




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Item 5.   Other Events

         On August 6, 2002, Express Scripts received a subpoena duces tecum issued by the Defense Criminal Investigative Service of the Office of Inspector General of the Department of Defense. This subpoena seeks information pertaining to the purchase of Lipitor, a cholesterol-reducing drug, from Parke-Davis, Incorporated, Warner Lambert Company and Pfizer, Inc. for sale to the TRICARE program, a Department of Defense health care program. Express Scripts provides PBM services to TriWest Healthcare Alliance Corp., which has contracted with TRICARE to provide health care services to TRICARE members in certain regions of the United States. The Company has not had any communication with the Department of Defense since the receipt of this subpoena, and has no further information regarding the nature of this specific investigation. The Company will cooperate with the investigation.

Item 9.  Regulation FD Disclosure

         On August 13, 2002, the attached certifications pursuant to 18 U.S.C.
Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) were delivered to the Securities and Exchange Commission contemporaneously with the Company's Form 10-Q for the quarter ended June 30, 2002. The certifications are attached as
Exhibit 99.1 hereto.

         In addition, on August 13, 2002, the attached certifications pursuant to SEC Order No. 4-460 (the "Order") were delivered to the Securities and Exchange Commission. Such certifications were in the form attached as Exhibit A to the Order. The certifications are atached as Exhibit 99.2 hereto.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behlaf by the undersigned hereunto duly authorized.

                                           EXPRESS SCRIPTS, INC.



Date:   August 13, 2002                 By:   /s/ Barrett A. Toan
                                           -------------------------------------
                                           Barrett A. Toan
                                           Chairman and Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

  99.1 Certifications pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

  99.2         Certifications pursuant to SEC Order No. 4-460